UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2012

Date of reporting period: September 30, 2012

Item 1.	Reports to Stockholders.

LETTER TO SHAREHOLDERS

For the fiscal year ended September 30, 2012, the Institutional and Investor Classes of the Causeway Global Absolute Return Fund (the “Fund”) returned 10.65%, and 10.50%, respectively, compared to 0.07% for the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. During the same period, global equity markets, as represented by the MSCI World Index (“World Index”), returned 22.32%. At fiscal year-end, the Fund had net assets of approximately $63 million.

Performance Review

The Fund’s global long portfolio takes long positions in securities under swap agreements, and the Fund’s global short portfolio takes short positions in securities under swap agreements. The global long portfolio outperformed the World Index, contributing to overall performance, while the global short portfolio also benefited the Fund by underperforming the World Index.

Fiscal 2012 was a year of three distinct periods. From October 1, 2011 through the end of March 2012, global markets, as measured by the World Index, advanced approximately 19%. During the next two months, concerns resurfaced over the European sovereign debt crisis and slowing global economic growth, which erased much of those gains. As a result, the World Index lost 10%. Then, from June 1, 2012 through the end of September 2012, accommodative monetary policy boosted liquidity, and stock markets advanced in every region, with the World Index gaining approximately 12%.

In the past, we initiated and added to positions in our global long portfolio of high-quality companies in cyclical industries whose earnings are linked to the economic cycle. Despite the economic sensitivity, these companies boast abundant financial strength and strong capital allocation. We avoided financially leveraged companies, especially unstable banks. In addition, by March of this year, we identified increasingly elevated levels of prospective price volatility. As a result, our portfolio management team deliberately reduced long exposures to many stocks with the highest “marginal-contribution-to-risk” (a relative risk measurement used by the investment team). We wanted to defend the long portfolio from bad news and subsequent downside volatility. This risk-reduction exercise proved invaluable; we not only protected capital in the second (calendar) quarter of 2012, but the long portfolio also benefited from the market rebound of the past four months.

For the fiscal year, global long portfolio holdings in the capital goods, energy, health care equipment & services, banks, and consumer durables & apparel industry groups contributed the most to the long portfolio’s outperformance relative to the World Index. Holdings in the consumer services, pharmaceuticals & biotechnology, automobiles & components, transportation, and diversified financials industry groups detracted from relative performance. The largest individual contributor to absolute return in the long portfolio this year was managed care services provider, Molina Healthcare (United States). Additional top contributors to absolute return included media giant, Walt Disney (United States), paint & coatings producer, Akzo Nobel (Netherlands), bank holding company, Wells Fargo (United States), and plant construction engineering firm, JGC Corp (Japan). Two of the biggest laggards in the

2	Causeway Global Absolute Return Fund

long portfolio were U.S. for-profit education companies, DeVry and Apollo Group. Additional top individual detractors included metals & mining company, Eurasian Natural Resources (UK), mail & parcel delivery company, PostNL (Netherlands), and lottery & sports betting provider, OPAP (Greece), which was sold during the period to protect capital, should Greece exit the euro zone.

Similar to last year, we continued to find some of the greatest upside potential in global equities listed in European markets. As a result, the global long portfolio was overweight euro zone-listed companies versus the MSCI World Index. Due to the high correlation of the euro to equity markets in general, when investors were bullish, equity markets would rise and the euro would appreciate, and vice versa. Over the fiscal year, we sought to reduce the Fund’s net exposure to the euro currency by hedging to seek a degree of protection from euro weakness. We continue to monitor the euro currency closely.

We use a quantitative approach to select securities for the global short portfolio of the Fund. Our quantitative framework seeks to take short positions in stocks that we believe are overvalued and have deteriorating earnings growth dynamics, poor technical price movements, insolvency risk and/or inferior quality of earnings. During the fiscal year, all four of these categories of characteristics demonstrated predictive power in identifying underperforming stocks. However, our earnings growth factors were the most potent.

The global short portfolio’s relative added-value for the fiscal year was due primarily to strong stock selection. We had particular success identifying downside candidates in the euro zone and Asia. We also benefited by allocating less short exposure to the United States and more short exposure to Japan (compared to the World Index). From an industry group perspective, added value was concentrated in the telecommunication services, transportation, automobiles & components, and food, beverage & tobacco industry groups. From a stock perspective, short positions in Peugeot SA (France), Portugal Telecom, Sharp Corp (Japan), Enel Green Power (Italy) and China Unicom(HK) were particularly effective as all of these stocks substantially underperformed the World Index. Detractors from short-side performance were primarily concentrated in the United States, and within the materials, health care equipment & services, insurance, and software & services industry groups. At the stock level, our difficulties in the United States included oil and gas firm, EOG Resources, data center, Equinix Inc., medical device maker, Edwards Lifesciences, construction materials producer, Vulcan Materials, and business software company, Success Factors. The share prices of these companies appreciated substantially during our holding periods, negatively impacting performance.

Significant Portfolio Changes

For the global long portfolio, our disciplined purchase and sale process led the portfolio management team to reduce exposure to or exit completely several exposures that reached fair value. The largest exposure decreases during the period included construction company, Balfour Beatty (United Kingdom), two energy services firms, Petrofac (United Kingdom) and Technip (France), and shipbuilder & heavy

Causeway Global Absolute Return Fund	3

equipment manufacturer, Hyundai Heavy (South Korea). Significant increases in positions in the fiscal year included two pharmaceutical companies, Novartis (Switzerland) and Johnson & Johnson (United States). Additional top exposure increases included money transfer provider, Western Union (United States), energy giant, Total (France), and health insurer, UnitedHealth Group (United States).

Long-side exposures to currencies, sectors and countries are largely a by-product of our bottom-up portfolio construction process. The Fund’s exposure weights in the consumer staples, telecommunication services, and health care sectors increased the most compared to the beginning of the fiscal year, while weights in the consumer discretionary and industrials sectors incurred the greatest decrease. From a regional perspective, the most notable changes in exposure weights in the long portfolio included higher exposure to companies listed in the United States. Meanwhile, the most significantly reduced country exposures included Switzerland and the United Kingdom.

On the short side of the portfolio, and consistent with the shorter time horizon of our quantitative investment process, portfolio turnover for the period was higher than that of the long side. Notable names in which we increased short exposure included Kansai Electric Power (Japan), SABMiller (UK), Soho China (HK), Ventas (USA), and Fastenal (USA). Notable names in which we reduced or covered short exposure included Tobu Railway Co. (Japan), Essar Energy (UK), Sonova Holding (Switzerland), Portugal Telecom, and Royal Bank of Canada.

In terms of combined long/short positioning, we have increased net exposure (absolute value of long exposures minus short exposures) to Japan and Hong Kong and reduced net exposure to Switzerland and the United States. From an economic sector perspective, we increased net exposure to health care and telecommunication services (the latter by covering some of our negative bias) and reduced net exposure to consumer discretionary and industrials. At the end of the fiscal year, total gross exposure (leverage) was modestly higher from the end of the prior year, and net exposure was lower. We continue to project below-equity market volatility for the portfolios.

Investment Outlook

Markets have appreciated substantially over the trailing twelve months, yet they still trade on undemanding valuation multiples. In this environment, where certain segments of the global equity markets have proven a haven for nervous investors, careful stock selection is essential. In a period of prolonged low interest rates, we should expect more modest upside potential for equities than in times of inflation. We have identified a wide array of undervalued investment opportunities in virtually every region, in a number of sectors, and across the market capitalization spectrum from mega-cap to small-cap. In the long portfolio, we continue to prefer high quality leading franchises. These companies are typically market share leaders in their competitive landscape, possess strong balance sheets (either with net cash or ample access to capital), and have a keen interest in rewarding shareholders by paying dividends and/or repurchasing shares. We remain disciplined in our investment process. We trim back

4	Causeway Global Absolute Return Fund

or exit our “winners” — defined as companies that have met or exceeded our risk-adjusted return targets — and recycle cash proceeds into superior investment candidates. In the long portfolio, our search for value continues.

In times of market duress, the quantitatively managed short side of the portfolio is critical to dampen overall portfolio volatility and provide an additional source of return. We continue to monitor over 3,000 stocks for overvaluation, situations where we expect growth to falter, financial stress or accounting gimmickry, and/or unusual price movements. We believe the environment is fertile for our quantitative approach, and are finding many opportunities to hedge the long side of the portfolio with attractive downside (short) candidates.

On an aggregate long/short portfolio basis, we continue to maintain a near market-neutral posture, of -2.3% net exposure overall. At the sector level, our largest net biases are to industrials and health care where we have significant positive net exposure. Our greatest negative net exposure is to financials and consumer staples. From a regional perspective, we are net biased towards core Europe and South Korea and biased against Canada, the United States, and Australia. Total gross exposure was 311% (3.11x) as of September 30, 2012, and is consistent with our goal of delivering volatility below equity market volatility.

We thank you for your continued confidence in Causeway Global Absolute Return Fund.

October 22, 2012

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle	Jonathan P. Eng
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Kevin Durkin	Conor Muldoon	Arjun Jayaraman	MacDuff Kuhnert
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Causeway Global Absolute Return Fund	5

Comparison of Change in the Value of a $10,000 Investment in Global Absolute Return Fund, Investor Class shares versus the BofA Merrill Lynch 3-Month US Treasury Bill Index

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of Causeway Global Absolute Return Fund was January 24, 2011.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects fee waivers in effect. In the absence of such fee waivers, total return would be reduced. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. The Fund imposes a 2% redemption fee on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.

The BofA Merrill Lynch US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from, the rebalancing date. The Treasury Bills comprising the Index are guaranteed by the U.S. government as to the timely payment of interest and principal. The Index is gross of withholding taxes and assumes reinvestment of dividends and capital gains. The Index does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. While the Fund may invest a portion of its assets in Treasury Bills, it will primarily be exposed to notional positions in securities that will not be similarly guaranteed by the U.S. government. An investment in the Fund involves special risks (please see Note 5 in the Notes to Financial Statements).

6	Causeway Global Absolute Return Fund

SCHEDULE OF INVESTMENTS (000)*

September 30, 2012

Causeway Global Absolute Return Fund	Number of Shares	Value
SHORT-TERM INVESTMENT
Dreyfus Cash Management, Institutional Class, 0.070% **[1]	61,715,083	$61,715

Total Short-Term Investment
(Cost $61,715) — 97.8%		61,715

Total Investments — 97.8%
(Cost $61,715)		61,715

Other Assets in Excess of Liabilities — 2.2%		1,410

Net Assets — 100.0%		$63,125

A summary of outstanding total return swap agreements held by the Fund at September 30, 2012, is as follows:

Counterparty	Reference Entity/ Obligation	Fixed payments paid	Total Return received or paid	Termination Date	Net Notional Amount[2]	Net Unrealized Appreciation (Depreciation)

Long Positions
Morgan Stanley	United Kingdom Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day – 0.35%	Total Return of the basket of securities	1/25/2013	$1,200	$(12)

Morgan Stanley	Hong Kong Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day – 0.50%	Total Return of the basket of securities	1/25/2013	1,351	32

Morgan Stanley	Japan Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day – 0.40% to Fed Funds-1 day – 1.17%	Total Return of the basket of securities	1/25/2013	361	31

Morgan Stanley	South Korea Custom Basket of Securities	Long: Fed Funds-1 day + 0.65%	Total Return of the basket of securities	1/25/2013	1,958	—

Morgan Stanley	Europe Custom Basket of Securities (Local)	Long: EONIA-1 day + 0.55% Short: EONIA-1 day – 0.40% to EONIA-1 day – 1.50%	Total Return of the basket of securities	1/25/2013	4,695	—

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	7

SCHEDULE OF INVESTMENTS (000)* (concluded)

September 30, 2012

Counterparty	Reference Entity/ Obligation	Fixed payments paid	Total Return received or paid	Termination Date	Net Notional Amount[2]	Net Unrealized Appreciation (Depreciation)

Morgan Stanley	United States Custom Basket of Long Securities	Long: Fed Funds-1 day + 0.50%	Total Return of the basket of securities	1/25/2013	$44,882	$80
Short Positions
Morgan Stanley	Europe Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day – 0.40% to Fed Funds-1 day – 0.60%	Total Return of the basket of securities	1/25/2013	(988)	—

Morgan Stanley	Singapore Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day – 0.50% to Fed Funds – 0.92%	Total Return of the basket of securities	1/25/2013	(121)	(16)

Morgan Stanley	Australia Custom Basket of Securities	Short: Fed Funds-1 day – 0.50%	Total Return of the basket of securities	1/25/2013	(3,338)	(37)

Morgan Stanley	Canada Custom Basket of Securities	Short: Fed Funds-1 day – 0.35%	Total Return of the basket of securities	1/25/2013	(4,285)	(14)

Morgan Stanley	United States Custom Basket of Short Securities	Short: Fed Funds-1 day – 0.25% to Fed Funds-1 day – 1.38%	Total Return of the basket of securities	1/25/2013	(48,860)	(99)

						$(35)

*	Except for share data.
**	The rate reported is the 7-day effective yield as of September 30, 2012.
1	Of this investment $36,785 was pledged and segregated with the custodian as collateral for outstanding total return equity swap agreements.
2	The net notional amount is the sum of long and short positions. The gross notional amount of long positions and short positions at September 30, 2012 is $54,447 and $(57,592), respectively. The gross notional amounts are representative of the volume of activity during the year ended September 30, 2012.

The accompanying notes are an integral part of the financial statements.

8	Causeway Global Absolute Return Fund

SECTOR DIVERSIFICATION

As of September 30, 2012, the sector diversification was as follows (Unaudited):

Causeway Global Absolute Return Fund	% of Net Assets
Short-Term Investment	97.8%

Other Assets in Excess of Liabilities	2.2

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	9

STATEMENT OF ASSETS AND LIABILITIES (000)*

CAUSEWAY GLOBAL ABSOLUTE RETURN FUND

9/30/12
ASSETS:
Investments at Value (Cost $61,715)	$61,715
Receivable Due from Swap Counterparty	1,852
Receivable for Fund Shares Sold	279
Unrealized Appreciation on Total Return Swaps	143
Prepaid Expenses	11
Receivable for Dividends	2

Total Assets	64,002

LIABILITIES:
Payable Due to Swap Counterparty	446
Unrealized Depreciation on Total Return Swaps	178
Payable for Fund Shares Redeemed	117
Payable due to Adviser	42
Payable for Shareholder Services Fees — Investor Class	10
Payable for Trustees’ Fees	4
Payable due to Administrator	3
Other Accrued Expenses	77

Total Liabilities	877

Net Assets	$63,125

NET ASSETS:
Paid-in-Capital (unlimited authorization — no par value)	$61,646
Undistributed Net Investment Income	1,636
Accumulated Net Realized Loss on Swap Contracts	(122)
Net Unrealized Depreciation on Swap Contracts	(35)

Net Assets	$63,125

Net Asset Value Per Share (based on net assets of $30,985,864 ÷ 2,818,780 shares) — Institutional Class	$10.99

Net Asset Value Per Share (based on net assets of $32,139,434 ÷ 2,933,628 shares) — Investor Class	$10.96

*	Except for Net Asset Value data.

The accompanying notes are an integral part of the financial statements.

10	Causeway Global Absolute Return Fund

STATEMENT OF OPERATIONS (000)

CAUSEWAY GLOBAL ABSOLUTE RETURN FUND

10/01/11 to 9/30/12
INVESTMENT INCOME:
Interest	$30

Total Investment Income	30

EXPENSES:
Investment Advisory Fees	576
Professional Fees	124
Transfer Agent Fees	70
Shareholder Service Fees — Investor Class	49
Administration Fees	40
Printing Fees	29
Registration Fees	27
Trustees’ Fees	8
Custodian Fees	4
Pricing Fees	1
Other Fees	3

Total Expenses	931

LESS:
Waiver of Investment Advisory Fees	(182)

Total Waiver and Reimbursement	(182)

Net Expenses	749

Net Investment Loss	(719)

Net Realized and Unrealized Gain (Loss) on Swap Contracts:
Net Realized Gain from Swap Contracts	3,054
Net Change in Unrealized Depreciation on Swap Contracts	(18)

Net Realized and Unrealized Gain on Swap Contracts	3,036

Net Increase in Net Assets Resulting from Operations	$2,317

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	11

STATEMENT OF CHANGES IN NET ASSETS (000)

	CAUSEWAY GLOBAL ABSOLUTE RETURN FUND

	10/01/11 to 9/30/12	1/24/11* to 9/30/11
OPERATIONS:
Net Investment Loss	$(719)	$(121)
Net Realized Gain from Swap Contracts	3,054	124
Net Change in Unrealized Depreciation on Swap Contracts	(18)	(17)

Net Increase (Decrease) in Net Assets Resulting From Operations	2,317	(14)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(125)	—
Investor Class	(76)	—
Distributions from Net Capital Gains
Institutional Class	(378)	—
Investor Class	(245)	—

Total Dividends and Distributions to Shareholders:	(824)	—

Net Increase in Net Assets Derived from Capital Share Transactions(1)	47,330	14,313

Redemption Fees(2)	3	—

Total Increase in Net Assets	48,826	14,299

NET ASSETS:
Beginning of Period	14,299	—

End of Period	$63,125	$14,299

Undistributed Net Investment Income	$1,636	$—

(1)	See Note 7 in the Notes to Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.
*	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

12	Causeway Global Absolute Return Fund

This page intentionally left blank.

FINANCIAL HIGHLIGHTS

For the year or period ended September 30,

For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period ($)	Net Investment Loss ($)	Net Realized and Unrealized Gain on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY GLOBAL ABSOLUTE RETURN FUND†
Institutional
2012	10.31	(0.19)	1.28	1.09	(0.10)	(0.31)	(0.41)	—
2011(1)(2)	10.00	(0.12)	0.43	0.31	—	—	—	—
Investor
2012	10.29	(0.21)	1.28	1.07	(0.09)	(0.31)	(0.40)	—
2011(1)(2)	10.00	(0.15)	0.44	0.29	—	—	—	—

(1)	Commenced operations on January 24, 2011.
(2)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.
†	Per share amounts calculated using average shares method.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

14	Causeway Global Absolute Return Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)	Ratio of Net Investment Loss to Average Net Assets (%)	Portfolio Turnover Rate (%)

10.99	10.65	30,986	1.82	2.31	(1.75)	—
10.31	3.10	11,444	1.85	3.51	(1.77)	—

10.96	10.50	32,139	2.07	2.54	(1.99)	—
10.29	2.90	2,855	2.10	3.33	(2.06)	—

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	15

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Causeway Global Absolute Return Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund commenced operations on January 24, 2011. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has four additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”) in the United States of America requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Over-the-counter financial derivative instruments, such as swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs, or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations.

Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)), or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in the Dreyfus Cash Management money market fund are valued daily at the net asset value per share.

Securities and derivative contracts for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security’s primary pricing source is not able or willing to provide a price; or the security is a swap agreement that is not publicly traded. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

16	Causeway Global Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices in markets which are not active, or prices based on inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The table below sets forth information about the level within the fair value hierarchy at which the Fund’s investments are measured at September 30, 2012:

Investments in Securities	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Short-Term Investment	$61,715	$—	$—	$61,715

Total Investments in Securities	$61,715	$—	$—	$61,715

Other Financial Instruments – Assets	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Total Return Swaps	$—	$143	$—	$143

Total Other Financial
Instruments – Assets	$—	$143	$—	$143

Other Financial Instruments – Liabilities	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Total Return Swaps	$—	$178	$—	$178

Total Other Financial
Instruments – Liabilities	$—	$178	$—	$178

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. For the Fund there were no transfers between Level 1 and Level 2 during the reporting period, based on the input level assigned under the hierarchy at the beginning and end of the reporting period.

For the year ended September 30, 2012, there were no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes – It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e.,

Causeway Global Absolute Return Fund	17

NOTES TO FINANCIAL STATEMENTS

(continued)

greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely- than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), ongoing analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended September 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Swap Agreements – Under a swap agreement, the Fund pays the other party to the agreement (a “swap counterparty”) fees plus an amount equal to any negative total returns from stipulated underlying investments identified by the Fund’s portfolio managers. In exchange, the counterparty pays the Fund an amount equal to any positive total returns from the stipulated underlying investments. The returns to be “swapped” between the Fund and the swap counterparty will be calculated with reference to a “notional” amount, i.e., the dollar amount hypothetically invested, long or short, in a particular security or group of securities. The Fund’s returns will generally depend on the net amount to be paid or received under the swap agreement, which will depend on the market movements of the stipulated underlying securities. The Fund’s net asset value will reflect any amounts owed to the Fund by the swap counterparty (when the Fund’s position under a swap agreement is, on a net basis, “in the money”) or amounts owed by the Fund to the counterparty (when the Fund’s position under a swap agreement is, on a net basis, “out of the money”).

Swap Agreements and Leverage – Normally, the Fund’s assets (other than the swap agreements) will be directly invested primarily in money market instruments and U.S. Treasury securities that will be used to support and cover the Fund’s obligations under its swap agreements. However, the use of a swap agreement allows the Fund to obtain investment exposures greater than it could otherwise obtain with direct investments, allowing it to effectively increase, or leverage, its total long and short investment exposures.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

18	Causeway Global Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to omnibus account arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund seeks agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the year ended September 30, 2012, the Institutional Class and Investor Class retained $1,937 and $1,143 in redemption fees, respectively.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 1.50% of the Fund’s average daily net assets. The Adviser contractually agreed through January 31, 2014 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding swap agreement financing charges and transaction costs, borrowing expenses, dividend expenses on securities sold short, brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.75% (1.85% prior to August 1, 2012) of Institutional Class and Investor Class average daily net assets. For the year ended September 30, 2012, the Adviser waived $182,176.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Fund is subject to a minimum annual fee of $40,000. If the Fund has three or more share classes, it shall be subject to an additional minimum fee of $20,000 per additional share class (over two).

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the year ended September 30, 2012, the Investor Class paid 0.25% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

Causeway Global Absolute Return Fund	19

NOTES TO FINANCIAL STATEMENTS

(continued)

As of September 30, 2012, approximately $5.704 million of net assets were held by affiliated investors.

4.	Investment Transactions

During the year ended September 30, 2012, there were no security purchases or sales, other than short-term investments.

5.	Derivatives and Risks of Investing

A swap agreement is a form of derivative that includes leverage, allowing the Fund to obtain the right to a return on a stipulated capital base that exceeds the amount the Fund has invested. The use of swap agreements could cause the Fund to be more volatile, resulting in larger gains or losses in response to changes in the values of the securities underlying the swap agreements than if the Fund had made direct investments. Use of leverage involves special risks and is speculative. If the Adviser is incorrect in evaluating long and short exposures, leverage will magnify any losses, and such losses may be significant. By using swap agreements, the Fund is exposed to liquidity risks since it may not be able to close out a swap agreement immediately, particularly during times of market turmoil. It may also be difficult to value a swap agreement if the Fund has difficulty in closing the position.

The use of derivative contracts exposes an investor to various market risks. The Fund’s investment in total return equity swap agreements exposed the Fund to equity risk for the period ended September 30, 2012. Equity risk is the risk that the value of a particular stock or stock market to which the Fund has long exposure is falling, or to which the Fund has short exposure is rising. The fair value, if any, of the total return equity swap agreements as of September 30, 2012 is reported on the Statement of Assets and Liabilities. The related change in unrealized and realized gains or losses for the reporting period is reported on the Statement of Operations.

The Fund currently expects to settle swap agreements at least monthly, and may do so more frequently, which will cause the Fund to realize ordinary income and short-term capital gains, if any, throughout the year that, when distributed to shareholders, will be taxable to them as ordinary income rather than at lower long-term capital gains rates.

By using swap agreements, the Fund is exposed to additional risks concerning the counterparty. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the counterparty, or if the counterparty fails to honor its obligations. The Fund currently has entered into swap agreements with a single counterparty, focusing its exposure to the counterparty credit risk of that single counterparty. Further, the swap counterparty’s obligations to the Fund likely will not be collateralized. The Fund intends, however, to settle swap agreements at least monthly, and may do so more frequently, so that net gains under swap agreements with a single counterparty do not exceed 5% of the Fund’s total assets at any given time.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A swap counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Fund cannot locate a counterparty willing to enter into transactions with the Fund, it will not be able to implement its investment strategy. As of September 30, 2012 the Fund’s swap agreements were with one counterparty.

20	Causeway Global Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences, which are primarily due to reclassification of distributions and reclassification of realized gain on swaps,

were reclassified to/(from) the following accounts as of September 30, 2012 (000):

Undistributed Net Investment Income	Accumulated Net Realized Loss
$2,556	$(2,556)

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal periods ended September 30, 2011, and September 30, 2012 were as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2012	$824	$—	$824
2011	—	—	—

As of September 30, 2012, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$1,636
Unrealized Depreciation	(35)
Post October Losses	(122)

Total Distributable Earnings	$1,479

Post-October Losses represent losses realized on securities transactions from November 1,2011 through September 30, 2012 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Causeway Global Absolute Return Fund	21

NOTES TO FINANCIAL STATEMENTS

(concluded)

At September 30, 2012, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Depreciation
$61,715	$—	$—	$—

7.	Capital Shares Issued and Redeemed (000)

	Year Ended September 30, 2012		Period Ended September 30, 2011*
	Shares	Value	Shares	Value
Institutional
Shares Sold	1,772	$19,273	1,111	$11,406
Shares Issued in Reinvestment of Dividends and Distributions	47	502	—	—
Shares Redeemed	(110)	(1,179)	(1)	(11)

Increase in Shares Outstanding Derived from Institutional Class Transactions	1,709	18,596	1,110	11,395

Investor
Shares Sold	3,441	37,172	296	3,109
Shares Issued in Reinvestment of Dividends and Distributions	29	311	—	—
Shares Redeemed	(814)	(8,749)	(19)	(191)

Increase in Shares Outstanding Derived from Investor Class Transactions	2,656	28,734	277	2,918

Increase in Shares Outstanding from Capital Share Transactions	4,365	$47,330	1,387	$14,313

*	Fund commenced operations on January 24, 2011.

8.	Significant Shareholder Concentration

As of September 30, 2012, one of the Fund’s shareholders owned 19% of net assets in the Institutional Class.

9.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

22	Causeway Global Absolute Return Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Causeway Global Absolute Return Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Causeway Global Absolute Return Fund (the “Fund”) at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

November 29, 2012

Causeway Global Absolute Return Fund	23

NOTICE TO SHAREHOLDERS

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2013. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended September 30, 2012, the Fund is designating the following items with regard to distributions paid during the year:

(A)	(B)	(C)	(D)	(E)

Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)	Dividends(1) for Corporate Dividends Received Deduction (Tax Basis)
0.00%	100.00%	0.00%	100.00%	0.00%

(F)	(G)	(H)

Qualified Dividend Income	Interest Related Dividends	Qualified Short-Term Capital Gain Dividends
0.00%	0.00%	100.00%

(1)	Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C) and (D) are based on a percentage of the Fund’s total distribution including pass-through as foreign tax credit.

Item (E) is based on a percentage of ordinary income distributions of the Fund.

Item (F) represents the amount of “Qualified Dividend Income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the Fund’s intention to designate the maximum amount permitted by the law up to 100%.

Item (G) is the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (H) is the amount of “Qualified Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

24	Causeway Global Absolute Return Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Board Members” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Board Members.” The Trust’s Statement of Additional Information (“SAI”) included additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-947-7000.

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INDEPENDENT TRUSTEE

Hon. John A. G. Gavin Age: 81	Trustee; Chairman of the Board	Trustee since 9/01; Chairman since 10/04	Chairman, Gamma Holdings international consulting and investment holding company) (since 1968); U.S. Ambassador to Mexico (1981-1986)	5	Director, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.; Trustee, Hotchkis and Wiley Funds

John R. Graham Age: 51	Trustee	Since 10/08	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004- 2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	5	none

Lawry J. Meister Age: 50	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995); President, Creative Office Properties (since 2012)	5	none

Eric H. Sussman Age: 46	Trustee; Chairman of the Audit Committee	Trustee since 9/01; Chairman since 10/04	Senior Lecturer (since July 2011) and Tenured Lecturer (1995-June 2011), Anderson Graduate School of Management, University of California, Los Angeles; President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993).	5	Trustee, Presidio Funds (until 2010)

Causeway Global Absolute Return Fund	25

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(continued)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INTERESTED TRUSTEE[5]

Mark D. Cone Age: 44	Trustee	Since 10/08	Executive Vice President and Chief Marketing Officer of the Adviser (since 2001).	5	none
OFFICERS
Turner Swan 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 50	President	Since 8/01	General Counsel, Secretary, and Member of the Adviser (since 2001); Compliance Officer of the Adviser (since 2010).	N/A	N/A

Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 50	Chief Compliance Officer and Assistant Secretary	CCO since 7/05; Asst. Sect. since 8/01	Chief Compliance Officer of the Adviser (since July 2005); Chief Operating Officer and Member of the Adviser (since 2001).	N/A	N/A

Michael Lawson[6] One Freedom Valley Drive Oaks, PA 19456 Age: 51	Treasurer	Since 7/05	Director of the Administrator’s Fund Accounting department (since July 2005); Manager in the Administrator’s Fund Accounting department (November 1998 to July 2005).	N/A	N/A

Gretchen W. Corbell 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 41	Secretary	Since 10/11	Associate Attorney of the Adviser (since 2004).	N/A	N/A

Dianne Sulzbach[6] One Freedom Valley Drive Oaks, PA 19456 Age: 35	Vice President and Assistant Secretary	Since 8/11	Corporate Counsel of the Administrator (since 2011); Associate Counsel, Morgan Lewis & Bockius (2006-2010).	N/A	N/A

Carolyn F. Mead[6] One Freedom Valley Drive Oaks, PA 19456 Age: 55	Vice President and Assistant Secretary	Since 7/08	Corporate Counsel of the Administrator (since 2007); Associate Counsel, Stradley, Ronan, Stevens & Young LLP (2004-2007).	N/A	N/A

26	Causeway Global Absolute Return Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(concluded)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Bernadette Sparling[6] One Freedom Valley Drive Oaks, PA 19456 Age: 35	Vice President and Assistant Secretary	Since 7/08	Corporate Counsel of the Administrator (since 2005); Associate Counsel, Blank Rome LLP (2001-2005).	N/A	N/A

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

[2]

Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer and secretary each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust’s Bylaws.

[3]

The “Trust Complex” consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2012, the Trust Complex consisted of one investment company with five portfolios — the International Value Fund, the Emerging Markets Fund, the Global Value Fund, the International Opportunities Fund, and the Global Absolute Return Fund.

[4]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	Mr. Cone is considered an “interested person” of the Trust as defined in the 1940 Act because he is an employee of the Adviser.

[6]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

Causeway Global Absolute Return Fund	27

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

28	Causeway Global Absolute Return Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 4/01/12	Ending Account Value 9/30/12	Annualized Expense Ratios	Expenses Paid During Period*
Causeway Global Absolute Return Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$1,012.00	1.80%	$9.10

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,016.03	1.80	$9.11
Causeway Global Absolute Return Fund

Actual Portfolio Return
Investor Class	$1,000.00	$1,011.10	2.05%	$10.35

Hypothetical 5% Return
Investor Class	$1,000.00	$1,014.77	2.05	$10.37

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

Causeway Global Absolute Return Fund	29

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board”) of Causeway Capital Management Trust (the “Trust”) annually to approve continuance of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Causeway Capital Management LLC (the “Adviser”) with respect to Causeway Global Absolute Return Fund (the “Fund”). Continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees and one interested Trustee when the continuation of the Advisory Agreement was last considered.

Information Received. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser’s services, including information concerning the Fund’s performance. At least annually, the Board is provided with additional quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreement. The Board met on July 30, 2012, to consider whether to approve the continuance of the Advisory Agreement for an additional one-year period. In connection with that meeting, the Trustees received and reviewed extensive materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees’ behalf by their independent legal counsel.

Factors Considered. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services provided by the Adviser, (2) the investment performance of the Fund, (3) comparisons of the services rendered and the amounts paid under the Advisory Agreement with those of other funds, (4) the costs of the services provided and estimated profits or losses realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits that would be derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services provided by the Adviser, the Trustees considered, among other things, the Adviser’s personnel, experience, track record and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser’s principal personnel who provide services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser’s commitment to devoting resources to staffing the technology in support of its investment management services. They also reviewed the Adviser’s investment philosophy and processes and its compliance program, and considered the scope of the Adviser’s services to the Fund. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser to the Fund would benefit the Fund and its shareholders.

Second, regarding the investment performance of the Fund, the Trustees reviewed the investment results of the Fund’s Institutional and Investor share classes for various periods ended June 30, 2012, compared to the results of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index’), the mutual funds included in the Morningstar Market Neutral category of funds, and the mutual funds included in the Morningstar Long/Short category of funds. They noted that the Fund was moved from the Morningstar Long/Short to the Morningstar Market Neutral category in February 2012. The Trustees noted that the Fund had significantly outperformed the Index and both Morningstar

30	Causeway Global Absolute Return Fund

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(continued)

category averages for the one-year and since inception periods. The Trustees concluded that the Adviser’s record in managing the Fund indicates that its continued management will benefit the Fund and its shareholders.

Third, regarding the Fund’s advisory fee and total expenses:

•

The Trustees compared the Fund’s advisory fee with those of other similar mutual funds. They noted that although the Fund’s advisory fee is higher than the average and median fees of the mutual funds in the Fund’s Morningstar category, the Fund involves an active global investment program with both long and short exposures and leverage that is complex and requires substantial investment and administrative resources to manage.

•

The Trustees compared the Fund’s expenses with those of other similar mutual funds. They noted that although the Fund’s expense ratio is above the average and median of the mutual funds in the Fund’s Morningstar category, the Fund’s total assets are significantly less than the average assets of the funds in its category. They also noted that the Adviser limits contractually the Fund’s expenses (excluding swap agreement financing charges and transaction costs, borrowing expenses, dividend expenses on securities sold short, brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses), and that the Adviser proposed to reduce the annual expense limit by 0.10 percentage points. The Trustees observed that reducing the Fund’s net expense ratio will benefit existing shareholders and may help the Fund raise assets, which may further reduce the expense ratio in the future. The Trustees concluded that the Fund’s advisory fee and expenses, as reduced, were reasonable and appropriate.

•

The Trustees compared the Fund’s advisory fee with the fees charged by the Adviser to other clients. They noted that the Adviser does not currently manage assets of other clients pursuant to its global absolute return strategy, but compared the Fund’s advisory fee with the standard advisory fee offered by the Adviser to separate account clients. The Trustees also noted that, although the separate account performance-based fee may be lower than the advisory fee paid by the Fund, the difference appropriately reflected the Adviser’s significantly greater responsibilities with respect to the Fund, which include the provision of many additional administrative and shareholder services (such as services related to the Fund’s disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, participation in regulatory examinations and legal and compliance matters, oversight of daily valuation, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors).

The Trustees concluded that the Fund’s advisory fee and expense ratio as reduced are reasonable and appropriate under the circumstances.

Fourth, the Trustees considered the Advisor’s costs of providing services to the Fund and the estimated profits or losses realized by the Adviser from its relationship with the Fund. They reviewed the Adviser’s after tax net loss with respect

Causeway Global Absolute Return Fund	31

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(concluded)

to such services for the twelve months ended June 30, 2012, and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They also noted that, due to its expense limit agreement with respect to the Fund, the Adviser may continue to experience losses managing the Fund for a period of time.

Fifth, regarding economies of scale, the Trustees observed that, although the Fund’s advisory fee did not have breakpoints, it is difficult to determine the existence or extent of any economies of scale. They noted that the Adviser had incurred significant losses in managing the Fund and may continue to incur losses until the Fund’s assets grow significantly and concluded that under the circumstances the Adviser was sharing any economies of scale with the Fund appropriately pending the Fund’s future potential asset growth.

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund — often called “fall-out” benefits — the Trustees observed that the Adviser does not earn common “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, “contingent deferred sales commissions,” “float” benefits on short-term cash, or soft dollar research services. GAR trades are principal transactions under swaps and do not generate “commissions” that can be used for soft dollars.

Approval. At the July 30, 2012 meeting, the Trustees discussed the information and factors noted above and considered the approval of the Advisory Agreement with representatives of the Adviser. The independent Trustees also met in a private session with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders, that the Fund’s advisory fee is reasonable and that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees unanimously approved renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2012.

32	Causeway Global Absolute Return Fund

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at

www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-AR-101-0200

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2012, there were no material changes or waivers to the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Eric Sussman. Mr. Sussman is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant for the fiscal years ended September 30, 2012 and 2011 were as follows:

	2012	2011
(a) Audit Fees	$206,720	$166,895
(b) Audit-Related Fees	None	None
(c) Tax Fees(1)	$36,140	$42,700
(d) All Other Fees	None	None

Note:

(1)	Tax fees include amounts related to tax return and excise tax calculation reviews and foreign tax reclaim analysis.

(e)(1) The registrant’s audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant’s financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant’s investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g) For the fiscal year ended September 30, 2012, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $36,140 and $198,414, respectively. For the fiscal year ended September 30, 2011, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $42,700 and $178,492, respectively.

(h) The audit committee considered whether the provision of non-audit services rendered to the registrant’s investment adviser by the registrant’s principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant’s last filing on Form N-CSR.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 7, 2012

By (Signature and Title)*	/s/ Michael Lawson
Michael Lawson, Treasurer

Date: December 7, 2012

*	Print the name and title of each signing officer under his or her signature.